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[LOGO] Genworth Financial

                     SUPPLEMENT DATED DECEMBER 5, 2005 TO

                        PROSPECTUS DATED APRIL 29, 2005
                        (AS AMENDED JULY 18, 2005) FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                 GE CAPITAL LIFE ASSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                      GE CAPITAL LIFE SEPARATE ACCOUNT II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

On January 1, 2006, the following name changes will be effective:

GE Capital Life Assurance Company of New York will change its name to Genworth Life Insurance Company of New York;

GE Capital Brokerage Corporation will change its name to Genworth Financial Brokerage Corporation; and

GE Capital Life Separate Account II will change its name to Genworth Life of New York VA Separate Account 1.

All references throughout your prospectus will change accordingly effective January 1, 2006. These changes are name changes only and the guarantees, terms and conditions as stated in your contract and current prospectus are still in full force and effect.

The Company

The second paragraph of "The Company" provision is deleted and replaced with the following:

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation. On December 1, 2005, General Electric Company sold
38 million shares of Class A common stock shares of Genworth Financial, Inc. As a result, General Electric Company owns approximately 20% of Genworth Financial, Inc. Consequently, the Company and Capital Brokerage Corporation are no longer affiliated with GE Asset Management Incorporated and GE Investments Funds, Inc.

For any questions please call 888-GENWORTH or visit www. genworth.com.